Exhibit 99.1

Headquarters 3000 Riverchase Galleria Suite 1700 Birmingham, AL 35244 USA

www.walterenergy.com

Press Release

Security Claims Dismissed

BIRMINGHAM, Ala. — Sept.  17, 2012 — Walter Energy Inc. (NYSE: WLT) (TSX: WLT), the world’s leading, publicly traded “pure-play” producer of metallurgical coal for the global steel industry, today announced that on Sept. 14, 2012, the Ontario Superior Court of Justice (the “Ontario Court”) released its decision denying in its entirety the request of the Plaintiff, Wayne Gould, for leave to proceed with a proposed class action making misrepresentation claims against the Company and certain of its former directors (the “Defendant Directors”) on the basis that the claims did not have a reasonable possibility of success.

The Ontario Court also denied in their entirety the Plaintiff’s requests to certify, as a class proceeding, other claims alleging oppression made against the Company, the Defendant Directors, Audley Capital Management, Audley Advisors LLP and certain Audley Funds (the “Audley Defendants”). The Ontario Court also denied in their entirety the Plaintiff’s requests to certify additional claims of conspiracy made against the Company and the Audley Defendants.

The Company intends to request that the Ontario Court order reimbursement of costs incurred in responding to the Plaintiff’s claims. The Plaintiff has 30 days within which to serve an appeal from the Sept. 14, 2012, decision.

About Walter Energy

Walter Energy is the world’s leading, publicly traded “pure-play” metallurgical coal producer for global industry with strategic access to high-growth steel markets in Asia, South America and Europe. The Company also produces thermal coal, anthracite, metallurgical coke and coal bed methane gas. Walter Energy employs approximately 4,400 employees and contractors with operations in the United States, Canada and United Kingdom. For more information about Walter Energy, please visit www.walterenergy.com.

Safe Harbor Statement

Except for historical information contained herein, the statements in this release are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and may involve a number of risks and uncertainties. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. Forward-looking statements include expressions such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will,” and similar terms and expressions. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to various risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: the market demand for coal, coke and natural gas as well as changes in pricing and costs; the availability of raw material, labor, equipment and transportation; changes in weather and geologic conditions; changes in extraction costs, pricing and assumptions and projections concerning reserves in our mining operations; changes in customer orders; pricing actions by our competitors, customers, suppliers and contractors; changes in governmental policies and laws, including with respect to safety enhancements and environmental initiatives; availability and costs of credit, surety bonds and letters of credit; and changes in general economic conditions. Forward-looking statements made by us in this release, or elsewhere, speak only as of the date on which the statements were made. See also the “Risk Factors” in our 2011 Annual Report on Form 10-K and subsequent filings with the SEC, which are currently available on our website at www.walterenergy.com. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us or our anticipated results. We have no duty to, and do not intend to, update or revise the forward-looking statements in this release, except as may be required by law. In light of these risks and uncertainties, readers should keep in mind that any forward-looking statement made in this press release may not occur. All data presented herein is as of the date of this release unless otherwise noted.

Contact:

Paul Blalock

Vice President - Investor Relations

205.745.2627

paul.blalock@walterenergy.com